EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Sunrise International Leasing Corporation on Form S-3 of our report dated May 29, 1998, appearing in the Annual Report on Form 10-K of Sunrise International Leasing Corporation and Subsidiaries for the year ended March 31, 1998.

                                                       DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
July 16, 1998                                         /s/ Deloitte & Touche LLP